                           GREEN TREE FINANCIAL CORP.

                        CERTIFICATE OF SERVICING OFFICER



The undersigned certifies that she is vice president and treasurer of Green Tree Financial Corp., a Delaware corporation (the "Company"), and that as such she is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of March 1, 1996 96-2 between the Company and Norwest Bank Minnesota, National Association, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from March 1, 1996 to March 31, 1996 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 10th day of April, 1996.

                                              GREEN TREE FINANCIAL CORP.



                                              BY: /s/Phyllis A. Knight
                                              -------------------------------
                                                  Phyllis A. Knight
                                                  Vice President and Treasurer

                       GREEN TREE FINANCIAL CORPORATION
    MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.10%, 6.45%, 6.90%,
                                 7.20%, 7.65%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-2
                     CLASS A1, A2, A3, A4, A5 CERTIFICATES
                                MONTHLY REPORT
                                  March, 1996

                             CUSIP#'S  393505-LS9,LT7,LU4,LV2,LW0
                             TRUST ACCOUNT #13223001
                             REMITTANCE DATE:  4/15/96

                                                 Total $        Per $1,000
                                                 Amount          Original
                                                 -------        ----------
Class A Certificates
- --------------------
(1a) Amount available (including Monthly
     Servicing Fee)                           $4,599,484.92

(b)  Class M-1 Interest Deficiency Amount
     (if any) and Class B-1 Interest
     Deficiency Amount (if any) withdrawn
     for prior Remittance Date                         0.00

(c)  Amount Available after giving effect to
     withdrawal of Class M-1 Interest
     Deficiency Amount and B-1 Interest
     Deficiency Amount for prior Remittance
     Date                                              0.00

A.   Interest
     (2)  Aggregate Interest
          a. Class A-1 Remittance Rate(6.10%)         6.10%
          b. Class A-1 Interest                  585,600.00     4.06666667
          c. Class A-2 Remittance Rate(6.45%)         6.45%
          d. Class A-2 Interest                  251,550.00     4.30000000
          e. Class A-3 Remittance Rate(6.90%)         6.90%
          f. Class A-3 Interest                  145,360.00     4.60000000
          g. Class A-4 Remittance Rate(7.20%)         7.20%
          h. Class A-4 Interest                  337,152.00     4.80000000
          i. Class A-5 Remittance Rate(7.65%,
             unless Weighted Average Contract
             Rate is below 7.65%)                     7.65%
          j. Class A-5 Interest                  417,486.00     5.10000000

     (3)  Amount applied to:
          a. Unpaid Class A Interest
             Shortfall                                  .00            .00

     (4)  Remaining:
          a. Unpaid Class A Interest
              Shortfall                                 .00            .00

B.   Principal
     (5)  Formula Principal Distribution
          Amount                               2,229,851.09            N/A
          a. Scheduled Principal                 406,505.04            N/A
          b. Principal Prepayments             1,823,346.05            N/A
          c. Liquidated Contracts                       .00            N/A
          d. Repurchases                                .00            N/A
     (6)  Pool Scheduled Principal
           Balance                           463,038,480.91   995.20738693

                       GREEN TREE FINANCIAL CORPORATION
    MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.10%, 6.45%, 6.90%,
                                 7.20%, 7.65%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-2
                     CLASS A1, A2, A3, A4, A5 CERTIFICATES
                                MONTHLY REPORT
                                  March, 1996

                       CUSIP#'S  393505-LS9,LT7,LU4,LV2,LW0
                       TRUST ACCOUNT #13223001
                       REMITTANCE DATE:  4/15/96


   (6a)  Pool Factor                            .99520739

   (7)   Unpaid Class A Principal Shortfall
         (if any) following prior Remittance
         date                                         .00

   (8)   Class A Percentage for such Remittance
         Date                                      92.00%

   (9)   Class A Percentage for the following
          Remittance Date                          91.96%

   (10)  Class A Principal Distribution:
         a. Class A-1                        2,229,851.09    18.58209242
         b. Class A-2                                 .00            .00
         c. Class A-3                                 .00            .00
         d. Class A-4                                 .00            .00
         e. Class A-5                                 .00            .00

   (11)  Class A-1 Principal Balance       141,770,148.91   984.51492299
   (11a) Class A-1 Pool Factor                  .98451492

   (12)  Class A-2 Principal Balance        58,500,000.00   1000.0000000
   (12a) Class A-2 Pool Factor                 1.00000000

   (13)  Class A-3 Principal Balance        31,600,000.00   1000.0000000
   (13a) Class A-3 Pool Factor                 1.00000000

   (14)  Class A-4 Principal Balance        70,240,000.00   1000.0000000
   (14a) Class A-4 Pool Factor                 1.00000000

   (15)  Class A-5 Principal Balance        81,860,000.00   1000.0000000
   (15a) Class A-5 Pool Factor                 1.00000000

   (16)  Unpaid Class A Principal Shortfall
         (if any) following current Remittance
         Date                                         .00

C.    Aggregate Scheduled Balances and Number of Delinquent
      Contracts as of Determination Date

   (17)  31-59 days                            360,741.62             14

   (18)  60 days or more                       116,190.77              4

   (19)  Current Month Repossessions            67,210.95              3

   (20)  Repossession Inventory                 67,210.95              3

                       GREEN TREE FINANCIAL CORPORATION
    MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.10%, 6.45%, 6.90%,
                                 7.20%, 7.65%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-2
                     CLASS A1, A2, A3, A4, A5 CERTIFICATES
                                MONTHLY REPORT
                                  March, 1996

                             CUSIP#'S  393505-LS9,LT7,LU4,LV2,LW0
                             TRUST ACCOUNT #13223001
                             REMITTANCE DATE:  4/15/96

Class M-1 Distribution Test and Class B Distribution Test (applicable on and after the Remittance Date occurring in April 2000)

(21) Average Sixty-Day Delinquency Ratio Test

     (a) Sixty-Day Delinquency Ratio for current
         Remittance Date                                            .03%

     (b) Average Sixty-Day Delinquency Ratio (arithmetic
         average of ratios for this month and two preceding
         months; may not exceed 3.5%)                               .01%

(22) Average Thirty-Day Delinquency Ratio Test

     (a) Thirty-Day Delinquency Ratio for current
         Remittance Date                                            .08%

     (b) Average Thirty-Day Delinquency Ratio (arithmetic
         average of ratios for this month and two preceding
         months; may not exceed 5.5%)                               .02%

(23) Cumulative Realized Losses Test

     (a) Cumulative Realized Losses for the current Remittance
         Date (as a percentage of Cut-off Date Pool Principal
         Balance; may not exceed 5.5% from March 1, 2000 to
         February 28, 2001, 6.5% from March 1, 2001 to
         February 28, 2002, 8.5% from March 1, 2002 to
         February 28, 2003 and 9.5% thereafter)                       0%

(24) Current Realized Losses Test

     (a) Current Realized Losses for current Remittance
         Date                                                          0

     (b) Current Realized Loss Ratio (total Realized Losses for the most recent three months, multiplied by 4, divided by arithmetic average of Pool Scheduled Principal Balances for third preceding Remittance and for current Remittance Date;
         may not exceed 2.25%)                                        0%

(25) Class M-1 Principal Balance Test

     (a) The sum of Class M-1 Principal Balance and Class B
         Principal Balance (before distributions on current
         Remittance Date) divided by Pool Scheduled Principal
         Balance as of preceding Remittance Date (may not
         exceed 25.5%)                                            16.99%

                       GREEN TREE FINANCIAL CORPORATION
    MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.10%, 6.45%, 6.90%,
                                 7.20%, 7.65%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-2
                     CLASS A1, A2, A3, A4, A5 CERTIFICATES
                                MONTHLY REPORT
                                  March, 1996

                             CUSIP#'S  393505-LS9,LT7,LU4,LV2,LW0
                             TRUST ACCOUNT #13223001
                             REMITTANCE DATE:  4/15/96

(26)  Class B Principal Balance Test

      (a) Class B Principal Balance (before any distributions
          on current Remittance Date) as of such Remittance date
          greater than $9,305,367.00                                 .00

      (b) Class B Principal Balance (before any distributions
          on current Remittance Date) divided by pool Scheduled
          Principal Balance as of preceding Remittance Date is
          equal to or greater than 12.00%                          8.00%

                       GREEN TREE FINANCIAL CORPORATION
            MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.60%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-2
                             CLASS M1 CERTIFICATES
                                 MONTHLY REPORT        CUSIP#'S 393505LX8
                                  March, 1996          TRUST ACCOUNT #13223001
                                     Page 5            REMITTANCE DATE:  4/15/96

                                                Total $         Per $1,000
                                                 Amount          Original
                                                -------         ----------
  CLASS M1 CERTIFICATES
  ---------------------
  (27) Amount available (including Monthly
       Servicing Fee)                           632,485.83

  A.   Interest
  (28) Aggregate interest
       a.  Class M-1 Remittance Rate (7.60%,
           unless Weighted Average Contract
           Rate is below 7.60%)                      7.60%
       b.  Class M-1 Interest                   212,040.00      5.06666667

  (29) Amount applied to Class M-1 Interest
       Deficiency Amount                               .00               0

  (30) Remaining unpaid Class M-1 Interest
       Deficiency Amount                               .00               0

  (31) Amount Applied to:
       a.  Unpaid Class M-1 Interest Shortfall         .00               0

  (32) Remaining:
       a.  Unpaid Class M-1 Interest Shortfall         .00               0

  B.   Principal
  (33) Formula Principal Distribution Amount
       a.  Scheduled Principal                         .00             N/A
       b.  Principal Prepayments                       .00             N/A
       c.  Liquidated Contracts                        .00             N/A
       d.  Repurchases                                 .00             N/A

  (34) Class M-1 Principal Balance           41,850,000.00   1000.00000000
 (34a) Class M-1 Pool Factor                    1.00000000

  (35) Class M-1 Percentage for such Remittance
       Date                                           .00%

  (36) Class M-1 Percentage for the following
       Remittance Date                                .00%

  (37) Class M-1 Principal Distribution:
       a.  Class M-1 (current)                         .00      0.00000000
       b.  Unpaid Class M-1 Principal Shortfall
           (if any) following prior Remittance
           Date                                        .00

  (38) Unpaid Class M-1 Principal Shortfall
       (if any) following current Remittance
       Date                                            .00

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.55%, 7.90%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-2
                             CLASS B CERTIFICATES
                                MONTHLY REPORT
                                  March, 1996          CUSIP#'S 393505LY6,LZ3
                                                       REMITTANCE DATE:  4/15/96

                                                  Total $      Per $1,000
                                                   Amount       Original
                                                  -------      ----------
  Class B1 Certificates
  ---------------------
  (1)   Amount Available less the Class A
        Distribution Amount and Class M-1
        Distribution amount (including Monthly
        Servicing Fee)                           420,445.83

  (2)   Class B-1 Remittance Rate (7.55% unless
        Weighted Average Contract Rate is
        below 7.55%)                                  7.55%

  (3)   Aggregate Class B1 Interest               93,619.99    5.03333280

  (4)   Amount applied to Unpaid Class
        B1 Interest Shortfall                           .00           .00

  (5)   Remaining unpaid Class B1
        Interest Shortfall                              .00           .00

  (6)   Amount applied to Class B1 Interest
        Deficiency Amount                               .00

  (7)   Remaining Unpaid Class B-1 Interest
        Deficiency Amount                               .00

  (8)   Unpaid Class B1 Principal Shortfall
        (if any) following prior Remittance Date        .00

  (8a)  Class B Percentage for such Remittance Date     .00

  (8b)  Class B Percentage for the following
        Remittance Date                                 .00

  (9)   Current Principal (Class B Percentage of
        Formula Principal Distribution Amount)          .00

  (10a) Class B1 Principal Shortfall                    .00

  (10b) Unpaid Class B1 Principal Shortfall             .00

  (11)  Class B Principal Balance             37,218,332.00

  (12)  Class B1 Principal Balance            18,600,000.00

 Class B2 Certificates
 ---------------------
 (13)   Remaining Amount Available               326,825.84

 (14)   Class B-2 Remittance Rate (7.90%
        unless Weighted Average Contract
        Rate is less than 7.90%)                      7.90%

(15)    Aggregate Class B2 Interest               98,056.54    5.26666621

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.55%, 7.90%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-2
                             CLASS B CERTIFICATES
                                MONTHLY REPORT
                                  March, 1996          CUSIP#'S 393505LY6,LZ3
                                                       REMITTANCE DATE:  4/15/96

                                                 Total $     Per $1,000
                                                  Amount      Original
                                                 -------     ----------
 (16)  Amount applied to Unpaid Class
       B2 Interest Shortfall                            .00         .00

 (17)  Remaining Unpaid Class B2
       Interest Shortfall                               .00         .00

 (18)  Unpaid Class B2 Principal Shortfall
       (if any) following prior Remittance
       Date                                             .00

 (19)  Class B2 Principal Liquidation Loss Amount       .00

 (20)  Class B2 Principal (zero until Class
       B1 paid down; thereafter, Class B
       Percentage of Formula Principal
       Distribution Amount)                             .00

 (21)  Guarantee Payment                                .00

 (22)  Class B2 Principal Balance             18,618,332.00

 (23)  Monthly Servicing Fee (Deducted from
       Certificate Account balance to arrive at
       Amount Available if the Company or Green
       Tree Financial Corporation is not the
       Servicer; deducted from funds remaining
       after payment of Class A Distribution
       Amount, Class M-1 Distribution Amount,
       Class B-1 Distribution Amount and Class
       B-2 Distribution Amount; if the Company
       or Green Tree Financial Corporation
       is the Servicer)                          193,861.80

 (24)  Class C Residual Payment                   34,907.50

 (25)  Class M-1 Interest Deficiency on such
       Remittance Date                                  .00

 (26)  Class B-1 Interest Deficiency on such
       Remittance Date                                  .00

 (27)  Repossessed Contracts                      67,210.95

 (28)  Repossessed Contracts Remaining
       in Inventory                               67,210.95

 (29)  Weighted Average Contract Rate               9.83787